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                                                               Exhibit 10.3.15.c

                                                                  EXECUTION COPY

                               THIRD AMENDMENT TO
                         CREDIT AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of this 1st day of June, 2001, by and between D.I.Y. HOME WAREHOUSE, INC., (the "Borrower"), and NATIONAL CITY COMMERCIAL FINANCE, INC. (the "Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders which are signatories thereto, National City Commercial Finance, Inc., as Agent and National City Bank as Letter of Credit Bank, executed and delivered a Credit and Security Agreement dated as of October 27, 1998 (the "Original Credit Agreement"), a Waiver and Amendment to Credit and Security Agreement dated as of November 14, 2000 (the "First Amendment") and a Second Amendment to Credit and Security Agreement dated April 3, 2001 (the "Second Amendment") (the Original Credit Agreement as amended by the First Amendment and the Second Amendment is referred to herein as the "Credit Agreement"); and

     WHEREAS, the Borrower has requested the Lender to amend the Credit Agreement as hereafter set forth, and the Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, it is mutually agreed as follows:

     1. DEFINITIONS. Capitalized terms used in this Amendment that are defined in the Credit Agreement shall have the respective meanings given to them in the Credit Agreement.

     2.1 AMENDMENT TO ANNEX I OF THE CREDIT AGREEMENT. The Revolving Credit Commitment for National City Commercial Finance, Inc. in the amount of $20,000,000 and the Total Revolving Credit Commitment in the amount of $20,000,000 contained in Annex I of the Credit Agreement shall be amended by reducing each amount to $5,000,000.

     2.2 AMENDMENT TO ANNEX II OF THE CREDIT AGREEMENT. Annex II of the Credit Agreement is hereby amended by amending the definitions of "AVAILABILITY" and "EBITDA" in their entirety to read as follows:

          "AVAILABILITY" means an amount equal to the difference of (i) the lesser of (A) the Total Revolving Credit Commitment or (B) the then Borrowing Base, in either case, less an amount equal to the sum of (x) One Million Dollars ($1,000,000), (y) the aggregate amount of the Standby Letters of Credit and (z) the amount of the Borrower's rent reserve and
     (ii) the then aggregate amount of Outstandings.



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                                                                  EXECUTION COPY

          "EBITDA" means for any period of determination, the net income of the Borrower before deductions for income taxes, Interest Expense, depreciation, amortization and store closing expenses incurred in connection with the Borrower's stores located in the cities of Mentor, Ohio Medina, Ohio and Brook Park (Sheldon Road), Ohio, all as determined in accordance with GAAP.

     2.3 AMENDMENT TO SECTION 8.4(a) OF THE CREDIT AGREEMENT. SECTION 8.4(a) of the Credit Agreement shall be amended by dealing it in its entirety and replacing it with the following SECTION 8.4(a):

          (a) MINIMUM EBITDA. The Borrower shall not permit its monthly EBITDA as measured at the end of each of the following months to be less than: (i) ($175,000) for March, 2001, (ii) ($325,000) for April, 2001, (iii)
     ($250,000) for May, 2001, (iv) ($375,000) for June, 2001, (v) ($275,000)
     for July, 2001, (vi) ($325,000) for August, 2001, and (vii) ($400,000) for
     September, 2001.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender as follows:

          (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Borrower in Articles 6 and 7 of the Credit Agreement is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof(other than representations and warranties which expressly speak only as of a different date);

          (b) REQUISITE AUTHORITY. The Borrower has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Amendment and each and every other agreement, certificate or document required by this Amendment;

          (c) DUE AUTHORIZATION; VALIDITY. The Borrower has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment and every other instrument, document and certificate relating hereto. This Amendment has been duly executed and delivered by the Borrower and when executed and delivered by the Lender will be a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms;

          (d) NO CONSENT. No consent, approval or authorization of, or registration with any governmental authority or other Person is required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

          (e) PERFORMANCE. The Borrower has performed and complied with all of the agreements and conditions contained in the Credit Agreement and this Amendment required to be performed or complied with by it as of the date hereof;

          (f) NO DEFAULTS. There will exist no Potential Default or Event of Default under the Credit Agreement; and


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                                                                  EXECUTION COPY

          (g) SECURITY INTERESTS. The Borrower confirms that the Borrower's obligations under the Credit Agreement, continue to be secured by the security interest granted by the Borrower in favor of the Agent for the benefit of the Lenders and that such security interest continues to be perfected and to have the priority required under the Credit Agreement.

     4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. The obligation of the Lender to enter into this Amendment shall be subject to the Borrower's satisfaction of the following conditions:

          (a) On or before the date of this Amendment, the Lender shall have received a counterpart of this Amendment duly executed by the Borrower; and

          (b) On or before the date of this Amendment, the Lender shall have received such other certificates, opinions, agreements and documents as it shall reasonably request.

     5. NO WAIVER. The execution and delivery of this Amendment by the Lender shall not constitute a waiver or release of any obligation or liability of the Borrower under the Credit Agreement as in effect prior to the effectiveness of this Amendment or as amended hereby or release of any Event of Default or Possible Default existing at any time.

     6. EXPENSES. The Borrower shall reimburse the Lender for all costs and expenses incurred by it in the preparation, negotiation and execution of this Amendment including, without limitation, the legal fees and out-of-pocket expenses of Thompson Hine LLP.

     7. EFFECT ON OTHER PROVISIONS. Except as expressly amended by this Amendment, all provisions of the Credit Agreement continue unchanged and in fill force and effect and are hereby confirmed and ratified. All provisions of the Credit Agreement shall be applicable to this Amendment.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

10675404




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                                                                  EXECUTION COPY

     IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Third Amendment to Credit and Security Agreement to be executed and delivered as of the date first above written.

                                         D.I.Y. HOME WAREHOUSE, INC.



                                         By: /s/ Clifford L. Reynolds
                                             -----------------------------------
                                             Name: Clifford L. Reynolds
                                             Its:  President & CEO



                                         NATIONAL CITY COMMERCIAL FINANCE,
                                         INC. as Agent and Lender



                                         By:
                                             -----------------------------------
                                             Name:
                                                   -----------------------------
                                             Its:
                                                   -----------------------------












       Signature page to Third Amendment to Credit and Security Agreement

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                                                                  EXECUTION COPY

     IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Third Amendment to Credit and Security Agreement to be executed and delivered as of the date first above written.

                                         D.I.Y. HOME WAREHOUSE, INC.



                                         By:
                                             -----------------------------------
                                             Name: Clifford L. Reynolds
                                             Its:  President & CEO



                                         NATIONAL CITY COMMERCIAL FINANCE,
                                         INC. as Agent and Lender



                                         By: /s/ Roger F. Reeder
                                             -----------------------------------
                                             Name: Roger F. Reeder
                                                   -----------------------------
                                             Its:  AVP
                                                   -----------------------------











       Signature page to Third Amendment to Credit and Security Agreement